UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2004

K2 INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2051 Palomar Airport Road, Carlsbad, CA	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(760) 494-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On October 20, 2004, K2 Inc. (“K2”) issued a press release setting forth K2’s third quarter 2004 earnings and forward-looking statements relating to fourth quarter 2004 and fiscal 2004. A copy of K2’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated October 20, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004	K2 INC.

	By:	/s/ Dudley W. Mendenhall
Dudley W. Mendenhall
Senior Vice President — Finance